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CUSIP NO.  M8260H106                  13G                      Page 1 of 3
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                                    EXHIBIT A

The undersigned hereby agree that the statement on Schedule 13G with respect to the Ordinary Shares of Scopus Video Networks Ltd., Amendment No. 3, dated as of December 31, 2008 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned, shall be filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


                                     Pitango Venture Capital Fund III
                                     (Israeli Sub) LP


                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director


                                     Pitango Venture Capital Fund III
                                     (Israeli Sub)Non-Q LP


                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director

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CUSIP NO.  M8260H106                  13G                    Page 2 of 3 Pages
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                                     Pitango Venture Capital Fund III
                                     (Israeli Investors)LP


                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director


                                     Pitango Parallel Investor Fund III (Israel)
                                     LP (Formerly known as Pitango JP Morgan
                                     Fund III (Israel) LP)

                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director


                                     Pitango Principals Fund III
                                     (Israel) LP

                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director

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CUSIP NO.  M8260H106                  13G                     Page 3 of 3 Pages
--------------------                                         -------------------


                                     Pitango Venture Capital Fund III
                                     Trusts 2000 Ltd.

                                     By: /s/ Zeev Binman
                                     ------------------
                                     Name: Zeev Binman
                                     Title: Managing Director


                                     By: /s/ Isaac Hillel
                                     ------------------
                                     Name: Isaac Hillel
                                     Title: Managing Director